SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 Date of report
                       (Date of earliest event reported):
                                November 14, 2003



                      PowerHouse Technologies Group, Inc.
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            (Exact name of registrant as specified in its charter)



             Delaware                   333-5278-NY             94-3334052
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   (State or other jurisdiction       (Commission File       (I.R.S. Employer
        of incorporation)                 Number)          Identification No.)


              2694 Bishop Drive, Suite 270
                  San Ramon, California                           94583
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        (Address of principal executive offices)                (Zip Code)



                                 (925) 328-1100
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              (Registrant's telephone number, including area code)

Item 4.     Changes in Registrant's Certifying Accountant

(a)   Previous Independent Accountant

      On November 19, 2003, PowerHouse Technologies Group, Inc. (the "Company") notified Kenny H. Lee, CPA Group, Inc. ("Lee") that effective November 19, 2003, Lee would be dismissed as the Company's independent accountant. Lee had served as the Company's principal independent accountant to audit the Company's financial statements for the fiscal years ended March 31, 2002 and March 31, 2003. The dismissal of Lee was approved by the Audit Committee of the Board of Directors of the Company on November 14, 2003.

      Lee's audit reports for fiscal years ended March 31, 2002 and March 31, 2003, and Note 2 to the corresponding financial statements, contained a qualification regarding the Company's ability to continue as a going concern due to incurred net losses, accumulated deficits, defaults in lines of credit due to recurring losses from operations, and the inability to obtain adequate financing and such audit reports stated these factors raised "substantial doubt" about the Company's ability to continue as a going concern (the "Going Concern Qualifications"). The audited financial statements of the Company for the fiscal years ended March 31, 2002 and March 31, 2003, did not include any adjustments in respect of the Going Concern Qualifications.

      Other than the Going Concern Qualifications, the audit reports of Lee on the financial statements of the Company for the fiscal years ended March 31, 2002 and March 31, 2003, and any subsequent interim period, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

      In connection with the audits of the financial statements of the Company for the fiscal years ended March 31, 2002 and March 31, 2003, and any subsequent interim period, the Company had no disagreement with Lee on any mater of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Lee, would have caused Lee to make reference to the subject matter of the disagreement(s) in connection with Lee's reports.

      During the Company's fiscal years ended March 31, 2002 and March 31, 2003, and any subsequent interim period, Lee did not advise the Company of any of the matters identified in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

      The Company provided Lee a copy of the above disclosures and requested Lee to furnish a letter addressed to the Securities and Exchange Commission, stating whether Lee agreed with the above statements and, if not, stating the respects in which Lee did not agree. The Company will file Lee's letter by amendment to this Form 8-K upon receipt from Lee.

(b)   New Independent Accountant

      As of November 14, 2003, the Company engaged Hein and Associates LLP ("Hein") as its new independent accountants. The engagement of Hein was approved by the Audit Committee of the Board of Directors of the Company on November 14, 2003.

      During the fiscal years ended March 31, 2002 and March 31, 2003, and any subsequent interim period prior to the engagement of Hein, neither the Company nor anyone acting on the Company's behalf consulted Hein regarding either:

      (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statement, and neither a written report nor oral advice was provided by Hein to the Company that Hein concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or

      (ii) any matter that was either the subject of a "disagreement," as that term is defined in Item 304(a)(l)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a "reportable event," as that term is defined in Item 304(a)(l)(v) of Regulation S-K.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PowerHouse Technologies Group, Inc.



Date:  November 21, 2003                  /s/ Jay Elliot
                                         ------------------------------
                                         Name: Jay Elliot
                                         Title: Chief Executive Officer